UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 13, 2011

HEMISPHERX BIOPHARMA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27072 (Commission File Number)	52-0845822 (IRS Employer Identification No.)

1617 JFK Boulevard, Philadelphia, Pennsylvania, 19103 (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (215) 988-0080

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders for 2011 was held on October 13, 2011.  Since turnout in prior years had been consistently low, the Company lowered the quorum for this meeting to 40%.  However as a result of Management actively working to reach shareholders, including the European stockholders that own approximately 40% of the outstanding shares, the Company surpassed the minimum quorum requirement with 51.9% of its outstanding shares voted.  At the meeting, stockholders voted as follows:

Election of Directors:

Nominees	For	Withheld	Broker Non-Votes

William A. Carter	25,427,467	2,575,518	42,261,068
Richard C. Piani	25,081,605	2,921,380	42,261,068
Thomas K. Equels	25,747,942	2,255,043	42,261,068
William M. Mitchell	25,187,052	2,815,933	42,261,068
Iraj Eqhbal Kiani, Ph.D.	25,109,348	2,893,637	42,261,068

Ratification of the appointment of McGladrey & Pullen, LLP as our independent accountants:

For:  56,672,761                                 Against:  1,493,375                                           Abstain:  12,097,917

Annual, non-binding advisory resolution, by stockholders on the elements of Executive Compensation:

For:  12,358,464         Against:  10,353,141         Abstain:  5,291,380         Broker Non-Votes: 42,261,068

The Company left the polls opened for voting on the amendment of its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 350,000,000 and adjourned the meeting solely with regard to this proposal until November 10, 2011 at 1:00 p.m. (EST) at the Embassy Suites Hotel, 1776 Benjamin Franklin Parkway, Philadelphia Pennsylvania 19103.  The Company kept the polls open due to the low vote turn out and the much greater vote required for passage of this proposal.  Unlike the other proposals, this proposal requires the affirmative vote of the outstanding shares, rather than a majority of the shares present and voting at the meeting (i.e., a positive vote of 67,753,436 rather than 35,132,027 if limited to total votes cast).  However of those shares cast at the time of the meeting, 71.4% voted in favor of the proposal.

Total shares voted: 70,264,053 of the 135,506,870 eligible to vote.

For more information, please see the October 17, 2011 press released filed as exhibit 99.1 to this report.

Item 9.01.            Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press Release dated October 17, 2011

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 17, 2011

HEMISPHERX BIOPHARMA, INC. /s/ William A. Carter William A. Carter, M.D., Chief Executive Officer

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